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                                                                     EXHIBIT (J)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 25, 2006, relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Reports to Shareholders of GMO Tobacco-Free Core Fund, GMO U.S. Quality Equity Fund, GMO Real Estate Fund, GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed Small/Mid Cap Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Emerging Country Debt Share Fund, GMO Short-Duration Investment Fund, GMO Inflation Indexed Bond Fund, GMO International Intrinsic Value Fund, GMO Global Growth Fund, GMO Developed World Stock Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, GMO Emerging Markets Quality Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Allocation Fund, GMO International Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Strategic Opportunities Allocation Fund, GMO Benchmark-Free Allocation Fund, and GMO Alpha Only Fund, and of our reports dated May 5, 2006 relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Reports to Shareholders of GMO U.S. Core Equity Fund, GMO U.S. Value Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Growth Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO International Core Equity Fund and GMO International Growth Equity Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus of GMO Trust and under the heading "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information for GMO Trust, which constitute part of such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2006

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 25, 2006, relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Reports to Shareholders of GMO International Intrinsic Value Fund, GMO Foreign Fund and GMO Emerging Countries Fund, and of our reports dated May 5, 2006 relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Reports to Shareholders of GMO U.S. Core Equity Fund, GMO U.S. Value Fund and GMO U.S. Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus of GMO Trust Class M Shares and under the heading "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information of GMO Trust Class M Shares, which constitute part of such Registration Statement.

/S/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 28, 2006